SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2009

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut		06854
(Address of principal office)		(zip code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions

On May 11, 2009, priceline.com announced its financial results for the 1st quarter ended March 31, 2009.  A copy of priceline.com’s consolidated balance sheet at March 31, 2009, consolidated statement of operations for the three months ended March 31, 2009 and consolidated statement of cash flows for the three months ended March 31, 2009 are included in the financial and statistical supplement attached to the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.  The consolidated balance sheet at March 31, 2009, consolidated statement of operations for the three months ended March 31, 2009 and consolidated statement of cash flows for the three months ended March 31, 2009 shall be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01.              Regulation FD Disclosure

On May 11, 2009, priceline.com announced its financial results for the 1st quarter ended March 31, 2009.  A copy of priceline.com’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The company noted that average daily rates for hotel room nights had decreased year-over-year during the 1st quarter 2009 approximately 11% internationally and approximately 10% domestically.  The company discussed the recent “fee cut” promotions of the company’s competitors and noted, among other things, that if the fee reductions were made permanent by the company’s competitors, the company expected a reduction over time in the domestic market share gains the company had experienced as a result of its own fee reductions over the past year or so.

Priceline.com announced that it expected consolidated advertising expenses of approximately $95 to $100 million in the 2nd quarter 2009 and expected approximately 90% of that amount to be spent “on-line.”  Priceline.com estimated that sales and marketing expenses in the 2nd quarter 2009 would be between $23.5 and $24.5 million.  Priceline.com stated that it estimated that personnel costs, excluding stock-based compensation expense, would be approximately $33 to $34 million in the 2nd quarter 2009.  With respect to 2nd quarter 2009, priceline.com stated it estimated that general and administrative expenses would be approximately $14.5 to $15.5 million, information technology expenses would be approximately $5 million, and depreciation and amortization expenses, excluding acquisition related amortization, would be approximately $4 million.  Priceline.com said it expected a negative impact of approximately $3 million in the 2nd quarter 2009 primarily associated with foreign exchange hedging expense and net interest expense.  Priceline.com estimated that it would have cash income tax expense of approximately $19.5 million to $20.5 million in the 2nd quarter 2009 comprised of additional income taxes in Europe and alternative minimum tax in the United States.

The company noted that its forecast for the remainder of the 2nd quarter 2009 assumed, among other things, that exchange rates would be 1.36 U.S. dollars per Euro and $1.52 U.S. dollars per British Pound, that the average daily rates for the company’s domestic hotel service would be down approximately 11% to 13% year-over-year and that the average daily rates for the company’s international hotel service would decline approximately 9% to 11% year-over-year.  The company explained that it expected foreign currency exchange rates to continue to present a “significant headwind” throughout the 2nd and 3rd quarters of 2009, as the average rates for the comparable quarters of 2008 were much stronger from a Euro and British Pound perspective.  The company noted that its “pro forma” financial guidance was based upon a “pro forma” diluted share count of approximately 48.8 million shares, which is based on the company’s May 8, 2009 closing stock price of $104.90 per share.

The company noted that the worldwide recession had added a great deal of uncertainty to the company’s 2nd quarter 2009 forecast and that, as a result, there was greater potential variability that there had been in the past.

This Form 8-K contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, “goal,” “believe(s),” “intend,” “expect(s),” “will,” “may,” “should,” “could,” “plan(s),” “anticipate(s),” “estimate(s),” “predict(s),” “potential,” “target(s),” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements.  For a detailed discussion of the factors that could cause the company’s actual results to differ materially from those described in the forward-looking statements, please refer to the company’s most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission.  Unless required by law, the company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

99.1

Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on May 11, 2009 relating to, among other things, its 1st quarter ended March 31, 2009 earnings. The consolidated balance sheet at March 31, 2009 and consolidated statement of operations for the three months ended March 31, 2009 and consolidated statement of cash flows for the three months ended March 31, 2009 shall be treated as “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as “furnished.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Daniel J. Finnegan
Name: Daniel J. Finnegan.
Title: Chief Financial Officer

Date: May 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on May 11, 2009 relating to, among other things, its 1st quarter ended March 31, 2009 earnings. The consolidated balance sheet at March 31, 2009 and consolidated statement of operations for the three months ended March 31, 2009 and consolidated statement of cash flows for the three months ended March 31, 2009 shall be treated as “filed” for the purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as “furnished.”